Exhibit 10.39

*** Text Omitted and Filed Separately with the Secretary of the Commission

Confidential Treatment Requested

AMENDMENT No. 1 TO
COMMERCIAL PACKAGING SERVICES AGREEMENT

THIS AMENDMENT NO. 1 (“Amendment”) by and between AMAG Pharmaceuticals, Inc. (“AMAG”), and Packaging Coordinators, LLC (“PCI”) is dated as of the 29th day of January, 2013 (“Effective Date”).

WHEREAS, AMAG and PCI (as successor by assignment to Catalent Pharma Solutions, LLC) are parties to a Commercial Packaging Services Agreement dated May 29, 2009 (the “Agreement”); and

WHEREAS, pursuant to Section 16.1 of the Agreement, the Agreement maybe amended by written amendment signed by the parties; and

WHEREAS, the parties desire to further amend the Agreement as set forth herein;

NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and the agreements herein contained and intending to be legally bound hereby, agree as follows:

1.                                      Definitions.  The capitalized terms in this Amendment which are not otherwise defined herein shall have their respective meanings set forth in the Agreement.

2.                                      Amendment to Agreement.  The Agreement is hereby amended as follows:

(a)                                 Section 1.3 shall be deleted in its entirety and replaced with the following:

“Applicable Laws” means all laws, ordinances, rules and regulations within the Territory applicable to the Packaging and Storage of the Product or any aspect thereof and the obligations of PCI or AMAG, as the context requires under this Agreement, including without limitation: (A) all applicable federal, state and local laws and regulations of each Territory, (B) the U.S. Federal Food, Drug and Cosmetic Act, and (C) the Good Manufacturing Practices (“GMPs”) promulgated by the Regulatory Authorities, as amended from time to time, as applicable to the Packaging and Storage.”

(b)                                 Section 1.14 shall be deleted in its entirety and replaced with the following:

“Regulatory Authority” means any governmental regulatory authority within a Territory involved in regulating any aspect of the development, manufacture, market approval, sale, distribution, packaging, storage or use of the Product.”

(c)                                  A new section 1.17 shall be added as follows: “Stored Product” means the Product once stored until used in connection with Packaging.  “Storage” means the storage of the Stored Product pursuant to the terms herein.”

(d)                                 Section 2.1 shall be amended by adding the following:

“PCI agrees to store any Product prior to Packaging at the Facility or at PCI’s facility at 2200 West Lakeshore Drive, Woodstock, IL 60098.  PCI shall store such Stored Product at a controlled temperature of between 20-25C.  PCI shall have three (3) days to inspect or otherwise evaluate each shipment of Product for external container or package damage or loss in transit and shall promptly notify AMAG of any damage observed.”

(e)                                  Section 3.6 shall be amended by adding a new paragraph as follows:

“For any Stored Product, AMAG agrees that: (A) title and risk of loss for such Stored Product will remain with AMAG during the storage period, and, upon use by PCI for Packaging, title and risk of loss will be governed as provided in this Agreement and (B) AMAG will be responsible for any decrease in value of such Stored Product other than as a result of PCI’s gross negligence or willful misconduct.  AMAG may request for return of the Stored Product, at its expense, at any time.  Notwithstanding anything herein to the contrary, PCI shall be responsible for any decrease in value to the Stored Product due its gross negligence or willful misconduct.”

(f)                                   Section 3.5, Article 6 (except Section 6.5), Section 8.1 and Section 8.2 shall be revised by adding “and Storage” wherever “Packaging” is mentioned and “and Stored Product” wherever “Packaged Product” is mentioned.

(g)                                  Section 6.5 shall be amended to add a new paragraph as follows:

“PCI shall be responsible for any Replacement Costs (as defined in Exhibit D) of Stored Product to the extent of any damage, loss, theft or destruction while on PCI premises due to the gross negligence or willful misconduct of PCI and not later than thirty (30) days following the end of each Contract Year, PCI shall provide AMAG with a detailed accounting of any damages, loss, theft or destruction of the Stored Product together with a payment representing the Replacement Cost for the losses of such Stored Product.”

(h)                                 There will be a new section 8.1 (D) as follows:

“The Product shall be stored and supplied in conformity with the Specifications, as applicable, and any written instructions by AMAG agreed to by PCI, which approval will not be unreasonably withheld or delayed.”

(i)                                     Section 11.1 shall be amended by adding “and Storage” after “Packaging” in Section 11.1(C).  Section 11.2 shall be amended by adding “Stored Product,”

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after “use of or exposure to the Product,” in Section 11.2(B) and “and Storage” after “Packaging” in Section 11.2(C).

(j)                                    The parties acknowledge and agree that there will be a new separate and distinct Section 12.1(a) and 12.1(b) which will apply solely to PCI’s liability with respect to the Storage of the Product.  The original Section 12.1(a) and 12.1(b) continue to remain in full force and effect with respect to the Packaging.

(k)                                 Pricing for the Storage of Product shall be listed in Exhibit A, attached hereto and incorporated herein, and shall be subject to the payment provisions in Section 3.3.

(l)                                     All references in the Agreement to “Catalent” shall be amended to “PCI”.  PCI hereby acknowledges that it has assumed all of the rights, responsibilities and obligations formerly of Catalent under the Agreement.

(m)                             Any notices to PCI under Article 15 shall be provided to: Packaging Coordinators, LLC, 3001 Red Lion Road, Philadelphia, PA 19114, Attn: CEO, Facsimile: (215) 613-3127.

3.                                      Counterparts.  This Amendment No.  1 may be executed in counterparts, each of which shall be deemed an original, but which taken together shall constitute one and the same agreement.  The parties agree that a facsimile signature on the Amendment shall be binding evidence of a party’s signature (such facsimile which may also be forwarded by email).

4.                                      Effect of Agreement.  Except as amended hereby, all provisions of the Agreement are hereby ratified and shall continue in full force and effect and are incorporated herein by reference.  All references in the Agreement to “this Agreement” shall be deemed to refer to the Agreement, as amended by this Amendment.  This Amendment No. 1 shall be governed by and construed consistently with the terms of the Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the month and year first above written.

AMAG:	PCI:

AMAG Pharmaceuticals, Inc.	Packaging Coordinators, LLC

/s/ Scott T. McMillan	/s/ William A. Bolding
Signature	Signature

Scott T. McMillan	William A. Bolding
Print Name	Print Name

Senior Vice President — Quality &
Technical Operations	C.O.O.
Title	Title

Solution for

Feraheme™ bulk storage

VERSION: PS-KR10152012.02

Prepared for

Mr. Jim Lucie

61 Mooney Street

Cambridge, MA 02138

T (617) 576-4164

jlucie@amagpharma.com

Provided by

Packaging Coordinators Inc.

Ken Richardson

Account Director

3001 Red Lion Rd. Philadelphia, PA 19114

T (215) 397-5881

ken.richardson@pciservices.com

*** Text Omitted and Filed Separately with the Secretary of the Commission

Confidential Treatment Requested

November 19, 2012

Mr. Jim Lucie

61 Mooney Street

Cambridge, MA 02138

T (617) 576-4164

Dear Jim,

On behalf of Catalent Pharma Solutions, I am pleased to present the following quotation for bulk storage services for your product Feraheme.

The pricing in this quotation is based on the assumption that the product being stored at our facility will not require special handling.  For bulk product, finished product, API or excipients please supply the MSDS (Material Safety Data Sheet) for review and acceptance by our Product Review Committee.

Warehouse Storage Fees
Project Initiation	$[***]
Additional Receipts	$[***]/lot/receipt
Monthly Management Fee	$[***]/month

Storage
• Controlled Room Temperature	$[***]/month/pallet

Importation Management Fee (Initial)	$[***] if we are importer of record
Importation Management Fee (repeat-same drug)	$[***]
Custom Broker Fee	$[***]
Freight/Airport Storage (if applicable)	Cost + [***]%
Duty Fees	Cost

For services not included in above for example, additional audit assistance, material handling, etc.:

Hourly Employee Rate	$[***]per hour
Salaried Employee Rate	$[***]per hour

*** Text Omitted and Filed Separately with the Secretary of the Commission

Confidential Treatment Requested

Shipping and Handling (Ambient)
Shipping

• Domestic	$[***]/first pallet/location/shipment + $[***]each additional pallets/same location/same shipment

• Domestic — Bulk	$[***]/shipment

• International	$[***]/first pallet/location/shipment + $[***]each additional pallet/same location/same shipment

• International — Bulk	$[***]/shipment

Shipping and Handling (2-8°C)
Shipping

• Domestic	$[***]/first pallet/location/shipment + $[***]each additional pallet/same location/same shipment

• Domestic — Bulk	$[***]/shipment

• International	$[***]/first pallet/location/shipment + $[***]each additional pallet/same location/same shipment

• International — Bulk	$[***]/shipment

Freight and Shipping Supplies Additional — Cost + [***]%

• 48 Hour Turnaround	Shipping Fee: Quoted Rate
• Next Day Turnaround	Shipping Fee: Quoted Rate + [***]% Premium
• Same Day Turnaround	Shipping Fee: Quoted Rate + [***]% Premium

PCI will require all dispatched shipments to be detailed in a Shipping Protocol.

PCI reserves the right to revisit pricing on an annual basis.

Standard Terms and Conditions

At the time of this quotation there is a Packaging Agreement dated 29 May 2009 as amended executed between Catalent Pharma Solutions, LLC and AMAG Pharmaceuticals, Inc and the terms and conditions of such Packaging Agreement will supersede this Quotation (including its Terms and Conditions) if such packaging agreement is still in force.

Cancellation:

Customer is responsible for all materials and tooling purchased on their behalf.

Payment Terms:

NET 30

If you have any questions concerning this quotation, please do not hesitate to contact me at [TELEPHONE].

Kind Regards,

Ken Richardson
Account Director, U.S. Commercial Packaging
Packaging Coordinators Inc.

Project Approval and Authorization

By signing below, AMAG agrees to the project details as set forth in this Quotation.

AMAG	Packaging Coordinators Inc.

/s/ Jim Lucie	/s/ Ken Richardson
Signature	Signature

Jim Lucie	Ken Richardson
Printed Name	Printed Name

Sr. Mgr Material Control	Account Director
Title	Title

28 Nov 2012	November 19, 2012
Date	Date

58354
PO Number

Please sign and return a copy of the Quotation Approval Page via e-mail to

 Ken Richardson at [EMAIL]